UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): May 13, 2004

ELECTRIC CITY CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	000-2791	36-4197337

(State or other jurisdiction of incorporation or organization	(Commission File #)	(IRS Employer Identification No.)

1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410
(Address of principal executive offices)

(847) 437-1666
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits
ITEM 12. Results of Operations and Financial Condition
SIGNATURE
Press Release

ITEM 7. Financial Statements and Exhibits

     (c) Exhibits

           99.1     Press release of Electric City Corp. dated May 13, 2004.

ITEM 12. Results of Operations and Financial Condition

     On May 13, 2004, Electric City Corp. issued a press release announcing its financial results for the three-month period ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Exhibits Index

99.1     Press release of Electric City Corp. dated May 13, 2004.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELECTRIC CITY CORP.:
Dated: May 13, 2004	By:	/s/ Jeffrey Mistarz
Jeffrey Mistarz
Chief Financial Officer & Treasurer